UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant [     ]

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

MORGAN STANLEY VARIABLE INVESTMENT SERIES

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(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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MORGAN STANLEY VARIABLE INVESTMENT SERIES
c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of each portfolio (each, a ‘‘Portfolio’’ and, collectively, the ‘‘Portfolios’’) of Morgan Stanley Variable Investment Series (the ‘‘Fund’’) will be held on Tuesday, August 1, 2006, at the offices of Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020 at 3:00 p.m., Eastern Time.

The Meeting is being held for the following purposes:

1.	To elect Trustees of the Fund.

2.	To eliminate certain fundamental investment restrictions for each Portfolio.

3.	To modify certain fundamental investment restrictions for each Portfolio.

4.	To reclassify certain fundamental policies as non-fundamental policies for each Portfolio.

5.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record of a particular Portfolio at the close of business on May 30, 2006, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

MARY E. MULLIN Secretary

Dated: June 14, 2006

If you do not expect to attend the Meeting for your Portfolio(s), please sign and promptly return the enclosed Proxy Card(s) in the enclosed self-addressed envelope. In order to avoid the additional expense to the Fund of further solicitation, we ask your prompt cooperation in mailing in your Proxy Card(s).

MORGAN STANLEY VARIABLE INVESTMENT SERIES
c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

PROXY STATEMENT

Special Meeting of Shareholders
August 1, 2006

This statement is furnished by the Board of Trustees (the ‘‘Board’’) of the Morgan Stanley Variable Investment Series (the ‘‘Fund’’) in connection with the solicitation of Proxies by the Board for use at a Special Meeting of Shareholders of each Portfolio of the Fund (each, a ‘‘Meeting’’ and, collectively, the ‘‘Meetings’’) to be held on Tuesday, August 1, 2006, at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Advisors Inc. (hereinafter ‘‘MSIA’’ or the ‘‘Investment Adviser’’), 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020. It is expected that the Notice of Special Meeting, Proxy Statement and Proxy Card(s) will first be mailed to the holders of Class X shares and Class Y shares of the Portfolios of the Fund (‘‘Shareholders’’) on or about June 14, 2006. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.

If the accompanying Proxy Card for a Portfolio is executed properly and returned, shares represented by it will be voted at the Meeting for that Portfolio in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted (i) by written notice to the Secretary of the Fund or (ii) by attendance and voting at the Meeting for the Portfolio. If no instructions are specified, shares will be voted FOR each Proposal applicable to that Portfolio.

The shares of the Fund are currently offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. Currently, the following life insurance companies are shareholders: (1) Allstate Life Insurance Company, which also includes accounts formerly held with Northbrook Life Insurance Company (‘‘Allstate’’) for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain single premium variable life insurance contracts issued by Allstate; and (2) Allstate Life Insurance Company of New York (‘‘Allstate NY’’) for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts issued by Allstate NY. The separate accounts are sometimes referred to individually as an ‘‘Account’’ and collectively as the ‘‘Accounts.’’ The variable annuity contracts issued by Allstate and Allstate NY are sometimes referred to as the ‘‘Variable Annuity Contracts.’’ The variable life insurance contracts issued by Allstate are sometimes referred to as the ‘‘Variable Life Contracts.’’ The Variable Annuity Contracts and the Variable Life Contracts are sometimes referred to as the ‘‘Contracts.’’ The home office address of Allstate is 3100 Sanders Road, M2A, Northbrook, IL 60062. The home office address of Allstate NY is 100 Motor Parkway, Hauppauge, New York 11788-5107.

The Board has fixed the close of business on May 30, 2006 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. See Exhibit A for information relating to the number of shares of each Portfolio outstanding and entitled to vote.

In accordance with their view of currently applicable law, Allstate and Allstate NY will vote the shares of the Portfolio held in the applicable Account based on instructions received from the contractholders having the voting interest in the corresponding sub-accounts of the Account. In connection with the solicitation of such instructions from such contractholders, it is understood and expected that Allstate and Allstate NY will furnish a copy of this Proxy Statement to contractholders and that Allstate and Allstate NY will furnish to contractholders one or more instruction cards by which the contractholders may provide their instructions to Allstate and Allstate NY. shares for which no instructions are received in time to be voted will be voted by Allstate and Allstate NY in the same proportion as shares for which instructions have been received in time to be voted.

The cost of soliciting proxies for the Meetings, consisting principally of printing and mailing expenses, is estimated at $604,721 and will be borne pro rata by each respective Portfolio based on its relative net assets. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Fund, or officers and regular employees of the Investment Adviser, Morgan Stanley Trust, Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc., without special compensation therefor.

The Fund will furnish, without charge, a copy of its most recent annual report to any Shareholder requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the Fund, c/o Nina Wessel at Morgan Stanley Services Company Inc., Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, New Jersey 07311, by calling 1-800-869-NEWS, or by visiting the Investment Adviser’s Internet website at www.morganstanley.com/funds.

Morgan Stanley Services Company Inc. serves as the Fund’s administrator (the ‘‘Administrator’’). Morgan Stanley Distributors Inc. serves as the Fund’s distributor (the ‘‘Distributor’’). The business address of the Administrator and the Distributor is 1221 Avenue of the Americas, New York, New York 10020.

This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Portfolio. Shares of a Portfolio are entitled to one vote each at the respective Portfolio's Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. If a Proposal is approved by Shareholders of one Portfolio and disapproved by Shareholders of other Portfolios, the Proposal will be implemented for the Portfolio that approved the Proposal and will not be implemented for any Portfolio that did not approve the Proposal. Thus, it is essential that Shareholders complete, date, sign and return the enclosed Proxy Card(s).

The Shareholders are being solicited and are entitled to vote on Proposals 1, 2, 3 and 4, which are outlined as follows:

Proposal 1	For all Portfolios	To elect Trustees of the Fund
Proposal 2	For all Portfolios	To eliminate certain fundamental investment restrictions
Proposal 3	For all Portfolios	To modify certain fundamental investment restrictions
Proposal 4	For all Portfolios	To reclassify certain fundamental policies as non-fundamental policies

Under the Fund’s By-Laws, the presence at a meeting in person or by proxy of Shareholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker ‘‘non-votes’’ will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

At a meeting held on April 25, 2006, the Board of the Fund determined that it was in the best interests of the Fund to approve each Proposal. After careful consideration, the Board approved the submission of each Proposal to Shareholders of each Portfolio for their approval.

The Board of the Fund unanimously recommends that you cast your vote ‘‘For’’ each Proposal set forth in this Proxy Statement as follows:

•	The election of all of the nominees as Trustees as set forth in Proposal 1.

•	The elimination of certain of the Portfolios’ fundamental policies as set forth in Proposal 2.

•	The modification of certain of the Portfolios’ fundamental policies as set forth in Proposal 3.

•	The reclassification of certain of the Portfolios’ fundamental policies as non-fundamental policies as set forth in Proposal 4.

Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

PROPOSAL 1 — ELECTION OF TRUSTEES

Applicable Portfolios: All Portfolios

At the Meetings, Shareholders will be asked to consider the election of Trustees to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Shareholders, for the election of Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid as Trustees for an indefinite term commencing on August 1, 2006, for the Fund.

Pursuant to the Fund’s By-Laws, each Trustee holds office until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the charter.

Information Regarding Trustees and Nominee Trustees

Certain information regarding the incumbent Trustees of the Fund and nominees for election as Trustees is set forth below:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee for Trustee
James F. Higgins* (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Nominee/Trustee	Since June 2000	Director or Trustee of the funds advised by MSIA (the “Retail Funds”) (since June 2000) and various U.S. registered investment companies managed by Morgan Stanley Investment Management Inc. (the “Institutional Funds”) (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Dean Witter Realty Inc.	187	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).
Interested Incumbent Trustee
Charles A. Fiumefreddo* (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee and Chairman of the Board	Since July 1991	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	187	None.

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and Chief Executive Officer of the Nuclear Energy Institute (since February 2005) (policy organization); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	187	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Kathleen A. Dennis (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President, Cedarwood Associates (since 2006) (mutual fund consulting); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	187	None.
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, CA 90265	Nominee/ Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001- July 2003); formerly Chief Financial Officer of the J. Paul Getty Trust.	188	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	187	Director of certain investment funds managed or sponsored by Aetos Capital LLC.
W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and CEO of General Motors Asset Management, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	187	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (Exchange Traded Funds), and Temple-Inland Industries (Packaging, Banking and Forrest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564	Nominee/ Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	188	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.
Independent Incumbent Trustees
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 2004	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995- November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991- July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	187	Director of various business organizations.

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Incumbent Trustees
Edwin J. Garn (73) 1031 North Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000- 2004); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	187	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966- 1994), most recently as Chairman of The Allstate Corporation (March 1993- December 1994) and Chairman and Chief Executive Officer of its wholly owned subsidiary, Allstate Insurance Company (July 1989- December 1994).	187	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Incumbent Trustees
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	187	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	187	None.

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of MSIA, which is the investment adviser of the Retail Funds. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Investment Adviser is a subsidiary.

No Trustee or nominee for election as Trustee who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Investment Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Certain information regarding the executive officers of the Fund is set forth below:

Name, Address and Age	Position(s) Held with the Fund, and Length of Time Served	Principal Occupation(s) During Past Five Years
Ronald E. Robison* (67) 1221 Avenue of the Americas New York, NY 10020	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 – September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 – July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany* (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President since February 2006	Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail Funds and the Institutional Funds.
Dennis F. Shea* (53) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 2006	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail Funds and the Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink* (51) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman* (44) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 – July 2004).
Carsten Otto* (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto and Smith, and Ms. Doberman, Chang Yu and Mullin are also officers of the Investment Adviser or its affiliates.

Name, Address and Age	Position(s) Held with the Fund, and Length of Time Served	Principal Occupation(s) During Past Five Years
Stefanie V. Chang Yu* (39) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith* (40) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and Morgan Stanley Services Company Inc.; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly Vice President of the Retail Funds (September 2002 – July 2003).
Mary E. Mullin* (39) 1221 Avenue of the Americas New York, NY 10020	Secretary since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto and Smith, and Ms. Doberman, Chang Yu and Mullin are also officers of the Investment Adviser or its affiliates.

Each of the nominees for Trustee has consented to be named in this Proxy Statement and to serve as a Trustee of the Fund if elected. The Board of the Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Trustee, but if that should occur before the Meeting for the Fund, Proxy Cards will be voted for such persons as the Board of the Fund may recommend.

Share Ownership of Trustees

The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any new Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each incumbent Trustee is in compliance with the policy. As of March 31, 2006, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $31.1 million. This amount includes compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

Dollar Range of Equity Securities in the Fund

The following table sets forth the dollar range of beneficial ownership of shares in the Fund and in certain registered investment companies, including the Fund, managed by the Investment Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the ‘‘Family of Investment Companies’’) owned by the Trustees of the Fund and each nominee for election as a Trustee, as of March 31, 2006. This information has been furnished by each Trustee and nominee. The dollar values in the following table are based upon the market price of the respective Portfolio’s shares as of March 31, 2006.

Name of Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Interested Trustee/Nominee
Fiumefreddo	None	Over $100,000
Higgins	None	Over $100,000
Independent Trustee/Nominee
Bowman	None	None
Bozic	None	Over $100,000
Dennis	None	None
Garn	None	Over $100,000
Hedien	None	Over $100,000
Johnson	None	Over $100,000
Kearns(1)	None	Over $100,000
Klein	None	Over $100,000
Nugent	None	Over $100,000
Reed	None	None
Reid(1)	None	Over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the plan. As of March 31, 2006, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $874,964 and $800,512, respectively, pursuant to the deferred compensation plan.

Board Meetings and Committees

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee provides assistance to the Board with respect to the engagement of an independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Fund has adopted an Audit Committee Charter. The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, none of whom is an ‘‘interested person,’’ as defined under the Investment Company Act (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, an ‘‘Independent Trustee’’). The current Chairman of the Audit Committee is Dr. Manuel H. Johnson and the Deputy Chairman is Joseph J. Kearns. The Audit Committee of the Fund met seven times during the fiscal year ended December 31, 2005.

The Board also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and its committees and recommends such qualified individuals for nomination by the Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund Board and its committees and oversees periodic evaluations of the Fund Board and its committees. The Fund has adopted a formal, written Governance Committee Charter, a copy of which is attached hereto as Schedule A. The Governance Committee Charter is not available on the Fund’s website. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. The Governance Committee of the Fund met two times during the fiscal year ended December 31, 2005.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) has participated in the election and nomination of candidates for election as Independent Trustees for the Fund presented in this Proposal for which the Independent Trustee serves. Persons recommended as candidates for nomination as Independent Trustees are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under ‘‘Shareholder Communications.’’

There were 14 meetings of the Board of Trustees of the Fund held during the fiscal year ended December 31, 2005. In addition, the Independent Trustees of the Fund met three times during that period.

Finally, the Fund’s Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee for the Fund currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. The Insurance Committee of the Fund met six times during the fiscal year ended December 31, 2005.

For the fiscal year ended December 31, 2005, each incumbent Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, held during the time such Trustee was a member of the Board.

Shareholder Communications

Shareholders may send communications to the Fund’s Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee below. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occurred each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee of the Fund receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee from the Retail Funds and the Institutional Funds for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Trustees, as well as the total compensation paid to each Trustee of the Fund by other U.S. registered investment companies advised by MSIA or any investment companies that have an investment adviser that is an affiliated person of MSIA (collectively, the ‘‘Fund Complex’’) for their services as Trustees of such investment companies. The aggregate compensation paid by the Fund is as of the Fund’s fiscal year ended December 31, 2005. In all cases, there were no pension or retirement benefits accrued as part of the Fund’s expenses.

The amounts reflected in the following table includes amounts paid by the Fund Complex for services rendered during the calendar year ended December 31, 2005 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Trustees during such fiscal year.

COMPENSATION TABLE

Name of Trustees	Compensation from the Fund	Total Compensation from Funds and Fund Complex Paid to Trustees(2) (4)
Interested Trustee
Fiumefreddo(1)	$9,512	$360,000
Higgins(1)	0	0
Independent Trustee
Bozic(4)	4,662	180,000
Garn(4)	4,627	178,000
Hedien(4)	4,662	180,000
Johnson(4)	6,264	240,000
Kearns(3)	5,589	217,000
Nugent(4)	5,462	210,000
Reid	5,462	215,000

(1)	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds. As of July 1, 2006, Mr. Fiumefreddo will resign as Chairman of the Boards of the Retail Funds and will be replaced by Mr. Nugent. As a result, Mr. Nugent will receive the annual fee for his services as Chairman of the Board of the Retail Funds from that date.

(2)	Amounts shown in this column also include amounts received by each Trustee for service on the Boards of several other funds affiliated with the Fund, which are part of the Fund Complex. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(3)	Amounts shown in this table include certain amounts deferred pursuant to the DC Plan.

(4)	Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an ‘‘Eligible Trustee’’) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement. Messrs. Bozic, Garn, Hedien, Johnson and Nugent were participants in this retirement program. As of the calendar year ended December 31, 2005, retirement benefits accrued by the Adopting Funds and their estimated benefits upon retirement from all Adopting Funds were $19,439 and $46,871, respectively for Bozic, $(10,738) and $46,917, respectively for Garn, $37,860 and $40,020, respectively for Hedien, $19,701 and $68,630, respectively for Johnson, and $35,471 and $61,377, respectively for Nugent. Mr. Garn’s retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

Assuming a quorum is present, approval of Proposal 1 will require the affirmative vote of a majority of the Fund’s outstanding shares entitled to vote at the Meeting. Shareholders of each Portfolio will vote together as a single class with respect to Proposal 1.

The Board of the Fund recommends that you vote ‘‘For’’ the election of the nominees as Trustees.

OVERVIEW OF PROPOSALS 2, 3 AND 4 RELATED TO THE ELIMINATION,
MODIFICATION OR RECLASSIFICATION OF CERTAIN
FUNDAMENTAL INVESTMENT RESTRICTIONS

The Investment Company Act requires a registered investment company, including the Fund, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as ‘‘fundamental’’ policies. In this proxy statement, the word ‘‘restriction’’ or ‘‘limitation’’ is sometimes used to describe a policy. Certain fundamental policies have been adopted in the past by each Portfolio to reflect certain regulatory, business or industry conditions that are no longer in effect. For example, the National Securities Markets Improvement Act of 1996 (‘‘NSMIA’’) preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as ‘‘blue sky’’ laws and regulations), so those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Investment Adviser in managing each Portfolio’s assets. In addition, the lack of uniform standards across the Portfolios leads to operating inefficiencies and increases the costs of compliance monitoring. Accordingly, the Investment Adviser recently conducted a review of each Portfolio’s fundamental policies with the following goals: (i) to simplify, modernize and make consistent with those of other investment companies advised by the Investment Adviser or its affiliates, the Portfolios’ policies that are required to be fundamental under the Investment Company Act, (ii) to reclassify as ‘‘non-fundamental’’ (i.e., they may be changed or eliminated by the Fund’s board without Shareholder approval) any policies that are not required to be fundamental under the Investment Company Act or the positions of the staff of the SEC in interpreting the Investment Company Act, in which case, depending on the circumstances, the policy would be either eliminated or adopted by the Board as a non-fundamental policy in the same or a modified form and (iii) to reclassify as non-fundamental or to eliminate certain policies previously required under state securities laws.

Proposals 2, 3 and 4 seek Shareholder approval of changes that are intended to accomplish the foregoing goals. Not all Proposals apply to each Portfolio. The proposed changes to the fundamental policies are discussed in detail below. The tables following this discussion will assist you in determining which Proposals apply to your Portfolio(s) and which investment policy or restriction changes are proposed for each Portfolio. By reducing to a minimum those policies that can be changed only by a Shareholder vote, each Portfolio should be able to avoid the costs and delay associated with a Shareholder meeting and the Board believes that the Investment Adviser’s ability to manage the Fund’s portfolios in a changing regulatory or investment environment will be enhanced.

Shareholders should note that certain of the proposed fundamental policies are stated in terms of ‘‘to the extent permitted by the Investment Company Act or the rules and regulations thereunder.’’ Applicable law can change over time and may become more or less restrictive as a result. The fundamental policies have been drafted in this manner so that a change in law would not require the Portfolios to seek a Shareholder vote to amend the policy to conform to applicable law, as revised. Although the Proposals give the Portfolios greater flexibility to respond to future investment opportunities, the Investment Adviser does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Portfolios, nor does the Investment Adviser anticipate that the proposed changes in the fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Portfolios are managed and operated.

2.	PROPOSALS TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Name of Fund	2A Eliminate Pledging Assets Policy	2B Eliminate Margin Policy	2C Eliminate Oil & Gas Policy	2D Eliminate Warrants Policy	2E Eliminate Trustee/Officer Ownership Policy	2F Eliminate Exercising Control Policy	2G. Eliminate Common Stock Policy	2H Eliminate Unseasoned Companies Policy	2I Eliminate Foreign Securities Policy	2J Eliminate Joint Securities Account Policy
The Aggressive Equity Portfolio	X	X	X			X				X
The Dividend Growth Portfolio	X	X	X	X	X	X		X		X
The Equity Portfolio	X	X	X	X	X	X		X	X	X
The European Equity Portfolio	X	X	X		X	X		X		X
The Global Advantage Portfolio	X	X	X			X		X		X
The Global Dividend Growth Portfolio	X	X	X		X	X		X		X
The High Yield Portfolio	X	X	X		X	X	X	X		X
The Income Builder Portfolio	X	X	X		X	X		X		X
The Income Plus Portfolio	X	X	X		X	X	X	X		X
The Limited Duration Portfolio	X	X	X			X				X
The Money Market Portfolio	X	X	X		X	X		X		X
The S&P 500 Index Portfolio	X	X	X			X		X		X
The Strategist Portfolio	X	X	X		X	X		X		X
The Utilities Portfolio	X	X	X		X	X		X		X

*	Effective June 23, 2006, the Information Portfolio will be liquidated.

Proposal 2.A. — Elimination of the Fundamental Policy Restricting the Portfolio’s
Ability to Pledge Assets

Applicable Portfolios: All Portfolios

Reasons for the Elimination of the Policy:

Each Portfolio’s fundamental policy prohibiting or restricting pledging, hypothecating, mortgaging, or otherwise encumbering the Portfolio’s assets was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from each Portfolio’s fundamental investment policies. The Portfolios’ current limits on pledging may conflict with each Portfolio’s ability to borrow money to meet redemption requests or for temporary emergency purposes or for any other purpose. This conflict arises because banks may require borrowers such as the Portfolios to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and in certain cases larger than, the principal amount of the loan. The Portfolios’ current policies, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Portfolios may borrow in these situations. Although the Investment Adviser currently plans, on behalf of the Portfolios, to engage only in pledging in connection with borrowing money for redemptions or temporary emergency purposes, pledging assets could decrease the Portfolios’ ability to liquidate assets. If the Portfolios pledge a large portion of their assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Portfolios’ current borrowing limits would remain consistent with limits prescribed under the Investment Company Act.

Proposal 2.B. — Elimination of the Fundamental Policy
Restricting Purchases of Securities on Margin

Applicable Portfolios: All Portfolios

Reasons for the Elimination of the Investment Policy:

Each Portfolio’s fundamental policy restricting margin activities was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from each Portfolio’s fundamental investment policies. Furthermore, it is unlawful for an investment company, in contravention of applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for clearing transactions. As a result, elimination of each Portfolio’s restriction on margin activities is unlikely to affect the Portfolio’s investment strategies at this time. However, in the event of a change in the applicable federal regulatory requirements, the Portfolios would have the flexibility, subject to Board approval, to alter their investment practice without the expense and delay of a shareholder vote. If this Proposal is approved, the Portfolios do not intend to engage in margin activities. The use of leverage, such as buying securities on margin, may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Proposal 2.C. — Elimination of the Fundamental Policy Prohibiting
Investments in Oil, Gas and Other Types of Minerals or Mineral Leases

Applicable Portfolios: All Portfolios

Reasons for the Elimination of the Investment Policy:

Each Portfolio’s fundamental policy prohibiting its ability to purchase or sell interests in oil, gas or other types of minerals or mineral leases was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer applicable and may be eliminated from the Portfolios’ investment policies. There are no current expectations that the Portfolios will engage in such activities. However, elimination of the fundamental policy would afford the Portfolios the flexibility, subject to Board approval, to make such investments without the delay and expense of a Shareholder vote. Investments in natural resource industries can be significantly affected by events related to these industries, such as international political and economic developments, energy conservation, the success of exploration projects, tax and other government regulations, as well as other factors. These investments can experience substantial price fluctuations as a result of these factors.

Proposal 2.D. — Elimination of the Fundamental Policy
Regarding Investments in Warrants

Applicable Portfolios: See the Chart on Page 17

Reasons for the Elimination of the Investment Policy:

Each applicable Portfolio has a fundamental policy that imposes a percentage limitation on investments in warrants (typically, 5%). The restrictions were imposed by state ‘‘blue sky’’ regulators, as a condition to registration. However, as a result of NSMIA, this restriction is no longer required to be a fundamental investment policy. Elimination of the fundamental policy would provide a Portfolio the maximum flexibility, subject to Board approval, to invest in warrants to the extent permissible under applicable law without incurring the expense and delay of a Shareholder vote. Warrants are derivative securities that entitle the holder to purchase another security at a specified price at any time during the life of the warrants. Investments in warrants may be considered speculative because they do not represent any rights in the assets of an issuing company nor do they entitle the holder to dividends or voting rights. In addition, if the exercise price of a warrant is above the market price on, or a Fund fails to exercise the warrant prior to, the expiration date, the warrant will expire worthless.

Proposal 2.E. — Elimination of the Fundamental Policy
Prohibiting or Restricting the Purchase of Securities of Issuers in which
Trustees, Officers Have an Interest

Applicable Portfolios: See the Chart on Page 17

Reasons for the Elimination of the Investment Policy:

Each applicable Portfolio’s fundamental policy prohibiting or restricting the purchase of securities in which Fund trustees or officers have an interest were originally adopted to address the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Portfolio’s fundamental investment policies. Eliminating this restriction would increase the Investment Adviser’s flexibility when choosing investments on a Portfolio’s behalf. In addition, the Investment Adviser believes that the policy is unnecessary because the Fund’s Code of Ethics adequately covers and provides for the monitoring of the Fund’s securities purchases and security ownership by the Fund’s officers and trustees. Further, securities purchased by a Portfolio that may pose conflicts of interest are subject to the restrictions imposed by Section 17 of the Investment Company Act and the rules thereunder.

Proposal 2.F. — Elimination of the Fundamental Policy Prohibiting
Investments for Purposes of Exercising Control

Applicable Portfolios: All Portfolios

Reasons for the Elimination of the Investment Policy:

Each Portfolio’s fundamental policy prohibiting it from investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Portfolio’s investment policies. Eliminating this investment restriction would not affect the Portfolios’ investment strategies, as the Portfolios do not ordinarily invest for the purpose of exercising control over companies.

Proposal 2.G. — Elimination of the Fundamental Policy Regarding
Purchase of Common Stock

Applicable Portfolios: See the Chart on Page 17

Reasons for the Elimination of the Investment Policy:

Each applicable Portfolio’s fundamental policy prohibiting it from investing in common stock was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Portfolio’s investment policies. Eliminating this investment restriction would not affect the Portfolio’s investment strategies of investing entirely in short-term highly rated fixed income securities.

Proposal 2.H. — Elimination of the Fundamental Policy Regarding
Investments in Unseasoned Companies

Applicable Portfolios: See the Chart on Page 17

Reasons for the Elimination of the Investment Policy:

Each applicable Portfolio’s fundamental policy prohibiting investments in issuers that have been in business for less than three years (i.e., unseasoned companies) was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Portfolio’s fundamental investment policies. Elimination of the policy would permit a Portfolio, subject to Board approval, to further avail itself of investment opportunities in smaller capitalization, less seasoned companies. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories. In addition, the stocks of smaller companies may be less liquid than the stocks of more established companies and these stocks may have returns that vary, sometimes significantly, from the overall stock market.

Proposal 2.I. — Elimination of the Fundamental Policy Regarding
Investments in Foreign Securities

Applicable Portfolio: The Equity Portfolio

Reasons for the Elimination of the Investment Policy:

The Portfolio has a fundamental policy prohibiting investments in securities of foreign issuers, except for securities of Canadian issuers registered under the Securities Exchange Act of 1934, as amended, and American Depositary Receipts (‘‘ADRs’’). Portfolio management desires the flexibility to invest in foreign securities. It is anticipated that if this fundamental policy is eliminated, the Portfolio will invest up to 25% of its total assets in foreign securities (including ADRs). The Portfolio’s investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. ADRs involve many of the same risks as those associated with direct investment in foreign securities.

Proposal 2.J. — Elimination of the Fundamental Policy Prohibiting
Participation in Joint Securities Accounts

Applicable Funds: All Portfolios

Reasons for the Elimination of the Investment Policy:

Each applicable Fund’s fundamental policy prohibits it from participating on a joint or several basis in any securities trading account. This fundamental policy was originally adopted to address the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Funds’ fundamental investment policies. Section 17(d) of the Investment Company Act generally prohibits any affiliated person of or principal underwriter for a Fund acting as principal from effecting any transaction in which the Fund is a joint, or joint and several, participant with such person. Consequently, a Fund would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this policy, except for those few transactions that either the Investment Company Act or the SEC has deemed, with the proper level of Board oversight, to pose no problems of overreaching by an affiliate, such as a joint account to invest in repurchase agreements for efficient cash management purposes. If this fundamental policy is eliminated by Shareholders, it is currently anticipated that these Funds would participate in joint repurchase agreement accounts for overnight cash management purposes.

3.	PROPOSALS TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Name of Fund	3A Modify Diversification Policy	3B Modify Borrowing Policy	3C Modify Loan Policy	3D Modify Commodities Policy	3E Modify Senior Securities Policy
The Aggressive Equity Portfolio	X	X	X	X	X
The Dividend Growth Portfolio	X	X	X	X	X
The Equity Portfolio	X	X	X	X	X
The European Equity Portfolio	X	X	X	X	X
The Global Advantage Portfolio	X	X	X	X	X
The Global Dividend Growth Portfolio	X	X	X	X	X
The High Yield Portfolio	X	X	X	X	X
The Income Builder Portfolio	X	X	X	X	X
The Income Plus Portfolio	X		X	X	X
The Limited Duration Portfolio	X	X	X	X	X
The Money Market Portfolio	X	X	X	X	X
The S&P 500 Index Portfolio	X	X	X	X	X
The Strategist Portfolio	X	X	X	X	X
The Utilities Portfolio	X	X	X	X	X

Proposal 3.A. — Modify Fundamental Policy Regarding Diversification

Applicable Portfolios: All Portfolios

Current Fundamental Investment Policy:    ‘‘Each Portfolio may not invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class). With regard to the Limited Duration Portolio, the Income Builder Portfolio, the Global Dividend Growth Portfolio, the European Equity Portfolio, the S&P 500 Index Portfolio, the Global Advantage Portfolio, and the Aggressive Equity Portfolio, these limitations apply only as to 75% of the Portfolio's total assets.’’

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Share-holders, each applicable Portfolio’s fundamental policy would read:

‘‘The Portfolio may not invest in a manner inconsistent with its classification as a ‘‘diversified company’’ as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Section 8(b) of the Investment Company Act requires an investment company to state whether it is ‘‘diversified’’ as that term is defined in the Investment Company Act. Consequently, the proposed modification is consistent with the Investment Company Act, which only requires that a Portfolio state whether it is diversified. The Investment Company Act requires that funds classify themselves as either diversified or non-diversified. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one company. Specifically, a diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer.

No change is being proposed to a Portfolio’s designation as diversified. Instead, the proposed change would modify a Portfolio’s fundamental investment policies regarding its sub-classification under the Investment Company Act to rely on the definitions of the term ‘‘diversified’’ in the Investment Company Act rather than stating the relevant percentage limitations expressed under current law. As a result, without a Portfolio’s Board or Shareholders taking further action, the modified investment policy would automatically apply the requirements of ‘‘diversification’’ under the Investment Company Act to a Portfolio as those requirements may be amended from time to time.

Certain ‘‘diversified’’ Portfolios have adopted limitations more restrictive than those required under the Investment Company Act, specifically these Portfolios apply the 5% limitation and/or the 10% limitation referred to above to 100% of the Portfolio’s assets rather than to 75% of the Portfolio’s assets as permitted under the Investment Company Act. The proposed change would allow each of these Portfolios the ability to invest a higher percentage of its assets in particular issues when the Investment Adviser deems it appropriate and in the Portfolio’s best interest while still qualifying as a diversified fund under the Investment Company Act. To the extent that a Portfolio invests a greater proportion of its assets in a single issuer it will be subject to a correspondingly greater degree of risk associated with that investment.

Proposal 3.B. — Modify Fundamental Policy
Regarding Borrowing Money

Applicable Portfolios: All Portfolios

Current Fundamental Investment Policy:

‘‘Each Portfolio may not borrow money (except insofar as each of the Limited Duration Portfolio and the European Equity Portfolio may be deemed to have borrowed by entrance into a reverse repurchase agreement (in an amount not exceeding 10% of the Portfolio's total assets, except in the case of the Limited Duration Portfolio)), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of the Portfolios other than the Income Plus Portfolio, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the Income Plus Portfolio, for investment or leveraging) may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time of such borrowing.’’

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Share-holders, each applicable Portfolio’s fundamental policy regarding borrowing would read:

‘‘The Portfolio may not borrow money, except the Portfolio may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Every Portfolio is required to have a fundamental policy with respect to borrowing and each Portfolio is presently prohibited from borrowing (except insofar as each of the Limited Duration Portfolio and the European Equity Portfolio may be deemed to have borrowed by entrance into a reverse repurchase agreement (in an amount not exceeding 10% of the Portfolio’s total assets, except in the case of the Limited Duration Portfolio)), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of the Portfolios other than the Income Plus Portfolio, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the Income Plus Portfolio, for investment or leveraging) may not exceed 5% of the value of the Portfolio’s total assets (including the amount borrowed) at the time of such borrowing. The language of these policies, however, varies widely from Portfolio to Portfolio. It is therefore proposed that this language be simplified and standardized.

The proposed fundamental policy for borrowing would permit the Portfolios to borrow up to the full extent permitted under the Investment Company Act. There is no current intention, however, that any of the Portfolios would increase their borrowing capacity.

If a Portfolio borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance, if they exceed the associated borrowing costs but impair its performance, if they are less than such borrowing costs. This factor is known as leverage. The use of leverage is considered speculative and its use could increase the volatility of a Portfolio’s assets.

Proposal 3.C. — Modify Fundamental Policy Regarding Loans

Applicable Portfolios: All Portfolios

Current Fundamental Investment Policy:

‘‘Each Portfolio may not make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned, provided that lending of portfolio securities is not deemed to be loans in the case of the Limited Duration Portfolio, the S&P 500 Index Portfolio, the Global Advantage Portfolio and the Aggressive Equity Portfolio.’’

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Share-holders, each applicable Portfolio’s fundamental policy regarding loans would read:

‘‘The Portfolio may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provision of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed change is intended to clarify a Portfolio’s ability to engage in securities lending to the extent permitted by the Investment Company Act and the then-current SEC policy. The Investment Company Act currently limits loans of a Portfolio’s securities to one-third of the Portfolio’s assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by mutual funds change, the proposed restriction would automatically conform to those new requirements without the need to solicit Shareholder votes.

If this Proposal is approved by Shareholders, the Portfolios would be permitted to make loans to the maximum extent permitted by the Investment Company Act including securities lending. Securities lending may be utilized in seeking to generate additional income for a Portfolio. In lending securities, the Portfolio will be subject to risk, which like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

Proposal 3.D. — Modify Fundamental Policy Regarding
Investment in Commodities, Commodity Contracts and Futures Contracts

Applicable Portfolios: All Portfolios

Current Fundamental Investment Policy:

‘‘Each Portfolio may not purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs, and (i) the Limited Duration Portfolio, the Income Plus Portfolio, the Utilities Portfolio, the Income Builder Portfolio, the Dividend Growth Portfolio, the Global Dividend Growth Portfolio, the European Equity Portfolio, the Global Advantage Portfolio, the Aggressive Equity Portfolio and the Strategist Portfolio may purchase or sell futures contracts and related options thereon; and (ii) the Limited Duration Portfolio, the Global Dividend Growth Portfolio, the European Equity Portfolio, the Global Advantage Portfolio and the Aggressive Equity Portfolio may purchase or sell currency futures contracts and related options thereon and the S&P 500 Index Portfolio may purchase or sell index futures contracts.’’

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Share-holders, each Portfolio’s fundamental policy would read:

‘‘The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed changes to a Portfolio’s policy are intended to make it clear that the Portfolios may use futures contracts, options on futures contracts and other derivatives. These instruments are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

Derivatives involve the risk that interest rates, securities prices and currency markets will not move in the direction that a Portfolio’s portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio’s initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.

Certain of the Portfolios have a fundamental policy that does not permit or limits investments in futures contracts or other derivatives. If the Shareholders of these Portfolios approve this Proposal, these Portfolios would have the flexibility to invest in futures contracts, options on futures contracts and other derivatives to the extent determined appropriate by the Investment Adviser and the Board. The extent to which any such Portfolio may invest in futures contracts or other derivatives will be disclosed in its prospectus and/or statement of additional information.

Proposal 3.E. — Modify Fundamental Policy Regarding Issuance of Senior Securities

Applicable Portfolios: All Portfolios

Current Fundamental Investment Policy:

‘‘Each Portfolio may not issue senior securities as defined in the Investment Company Act, except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement (or, in the case of the Income Plus Portfolio and the European Equity Portfolio, a reverse repurchase agreement, or, in the case of the Limited Duration Portfolio, a reverse repurchase agreement or a dollar roll); (b) borrowing money in accordance with restrictions described above; (c) purchasing any security on a when-issued, delayed delivery or forward commitment basis; (d) lending portfolio securities; or (e) purchasing or selling futures contracts, forward foreign exchange contracts or options, if such investments are otherwise permitted for the Portfolio.’’

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Share-holders, each Portfolio’s fundamental policy would read:

‘‘The Portfolio may not issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Although the definition of a ‘‘senior security’’ involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund’s assets or earnings that takes precedence over the claims of the fund’s shareholders. The Investment Company Act generally prohibits mutual funds from issuing senior securities; however mutual funds are permitted to engage in certain types of transactions that might be considered ‘‘senior securities’’ as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a ‘‘senior security.’’ A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in value equal to its obligation to pay cash for the securities at a future date. The Portfolios utilize transactions that may be considered to give rise to ‘‘senior securities’’ only in accordance with applicable regulatory requirements under the Investment Company Act.

The primary purpose of the Proposal is to revise each Portfolio’s fundamental limitation with respect to senior securities to conform to a limitation that is expected to become the standard for all Morgan Stanley Funds. If the Proposal is approved, the new fundamental senior securities limitation cannot be changed without a vote of a Portfolio’s shareholders.

Adoption of the proposed limitation on senior securities is not expected to affect the way in which a Portfolio is managed, the investment performance of any Portfolio, or the securities or instruments in which a Portfolio invests. None of the Portfolios is currently engaged in issuing senior securities, except with the protections afforded by segregated accounts, and the Portfolios have no current intention to begin issuing senior securities. The proposed limitation would recognize that Portfolios may issue such securities only to the extent permitted under the Investment Company Act. To the extent a Portfolio becomes involved in such securities trading practices, the Board of the Fund will carefully review each Portfolio’s prospectus and/or statement of additional information disclosure of its participation and the risks of loss to the Portfolio and its shareholders which may result from such trading practices. The Board will further determine whether such trading practices are consistent with the Portfolio’s investment policies.

4.	PROPOSAL TO RECLASSIFY A FUNDAMENTAL POLICY AS A NON-FUNDAMENTAL POLICY.

Name of Portfolio	4A Reclassify as Non-Fundamental Illiquid/Restricted Securities Policy	4B Reclassify as Non-Fundamental Purchasing Other Investment Companies Policy	4C Reclassify as Non-Fundamental Puts/Calls Policy
The Aggressive Equity Portfolio
The Dividend Growth Portfolio	X	X
The Equity Portfolio	X	X	X
The European Equity Portfolio	X	X
The Global Advantage Portfolio
The Global Dividend Growth Portfolio		X
The High Yield Portfolio		X	X
The Income Builder Portfolio		X
The Income Plus Portfolio	X	X
The Limited Duration Portfolio
The Money Market Portfolio		X	X
The S&P 500 Index Portfolio
The Strategist Portfolio	X	X
The Utilities Portfolio	X	X

Proposal 4.A. — Reclassification as Non-Fundamental the
Fundamental Policy Prohibiting Investments in Other Investment Companies
Exceeding Specified Percentage Limitations

Applicable Portfolios: See the Chart Above

Proposed New Non-Fundamental Policy:    It is proposed that the fundamental investment policy on investments in other investment companies be reclassified as non-fundamental and revised to read as follows:

‘‘The Portfolio may not invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act as amended from time to time.’’

Reasons for the Reclassification of the Investment Policy:

The fundamental investment policy on investments in other investment companies was based on requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required to be among a Fund’s fundamental investment policies. Moreover, in the absence of this policy, the Funds are still subject to the limitations on investments in other investment companies imposed on all mutual funds under Section 12(d)(1)(A) of the Investment Company Act. In general, under that section, an investment company (‘‘Acquiring Fund’’) cannot acquire shares of another investment company (‘‘Acquired Fund’’) if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund’s securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund).

As a result, this reclassification should not be material but will provide each Fund greater flexibility to respond to regulatory and other developments.

Proposal 4.B. — Reclassification as Non-Fundamental the
Fundamental Policy Prohibiting or Limiting
Investments in Illiquid or Restricted Securities

Applicable Portfolios: See the Chart on Page 27

Proposed New Non-Fundamental Policy:    It is proposed that the fundamental investment policy limiting investments in illiquid or restricted securities be reclassified as non-fundamental and revised to read as follows:

‘‘The Portfolio may not invest more than 15% of its net assets or such other amount as may be permitted by SEC guidelines in illiquid securities, including restricted securities.’’

Reasons for the Reclassification of the Investment Policy:

The prohibitions or limitations on investments in illiquid or restricted securities were required to be deemed fundamental based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. However, as a result of NSMIA, this policy is no longer required to be a fundamental investment restriction. The Investment Adviser does not anticipate that the proposed change will have a material impact on the operation of the Portfolio since the Portfolio needs to maintain a certain amount of liquidity to meet redemption requests, and accordingly, the Portfolio does not typically hold a significant amount of illiquid or restricted securities because of the potential for delays on resale and uncertainty in valuation. In addition, under current SEC guidelines a the Portfolio must limit its investments in illiquid securities, including restricted securities that have been deemed illiquid securities to 15% of its assets. As a result of the Investment Adviser’s recommendation, the Boards approved a standardized, non-fundamental policy consistent with the current SEC guidance that would limit the Portfolio’s investments in illiquid securities, including restricted securities, to not more than 15% of its assets or such other amount permitted by SEC guidelines.

Proposal 4.C. — Reclassification As Non-Fundamental The Fundamental Policy On
The Purchase or Sale of Puts, Calls, and Combinations Thereof

Applicable Portfolios:    See the Chart on Page 27

Proposed New Non-Fundamental Policy:    It is proposed that the fundamental investment policy prohibiting or limiting the purchase or sale of puts, calls and combinations thereof be reclassified as non-fundamental and revised to read as follows:

‘‘The Portfolio may not write, purchase or sell puts, calls, or combinations thereof.’’

Reasons for the Reclassification of the Investment Policy:

Each of the Portfolios has a fundamental policy limiting investments involving puts, calls, straddles and spreads. This policy is not required under the Investment Company Act to be among a Fund’s fundamental investment policies. The Board of each Fund recommends that shareholders vote to eliminate this fundamental investment limitation and reclassify the limitation as non-fundamental. Although no Fund has any current intention of actually expanding the range of instruments it is currently permitted to purchase, the reclassification as non-fundamental of a Fund’s fundamental policy limiting investments involving puts, calls, straddles and/or spreads would permit the Fund greater flexibility to respond to market and other developments. Certain Funds’ current investment policies place limits on the percentage of Fund assets that may be invested in options such as puts and calls. Although these Funds are proposing to reclassify such investment policies as non-fundamental, the Funds have no current intention of changing their investment policies with respect to puts, calls and combinations thereof, including changing any such limits which are now placed on the Funds’ ability to invest in such instruments. In addition, Funds that historically have not engaged in investing in such instruments will do so pursuant to the new policy only under the careful review of each Fund’s Board, which review may include, among other things, placing limitations on the value of the Fund’s assets and limitations on the level of risk deemed to be acceptable in connection with such investments. Put and call options involve a certain degree of risk. If a put or call option written by a Fund were exercised, the Fund would be obligated to buy or sell the underlying security at the exercise price. As a result, writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value. Any future change in the Fund’s manner of investing or the instruments it may purchase will accompany appropriate disclosure to shareholders.

REQUIRED VOTE FOR PROPOSALS 2, 3 AND 4

Approval of each investment policy Proposal requires the approval of the holders of a ‘‘majority of the outstanding voting securities’’ of each Portfolio which under the Investment Company Act means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio. The Board has considered various factors and believes that approval of these investment policy changes are in the best interest of the Fund and its Shareholders. Shareholders of each Portfolio will vote separately on Proposals 2, 3 and 4. If these investment Proposals are not approved by a Portfolio, that Portfolio’s current fundamental investment policies will remain in effect.

The Board of the Fund, including a majority of the independent board members, recommends that the Shareholders vote ‘‘For’’ the elimination, modification or reclassification of the Fund's fundamental policies as described above.

SECURITY OWNERSHIP OF TRUSTEES, OFFICERS AND CERTAIN BENEFICIAL OWNERS

As of May 11, 2006, the aggregate number of shares of each Portfolio’s outstanding shares owned by the Fund’s officers and Directors as a group was less than one percent of each Portfolio’s outstanding shares. For more information regarding persons who owned beneficially more than 5% of each class of each Portfolio’s outstanding shares as of May 11, 2006, please see Exhibit A. Except as set forth on Exhibit A, to the knowledge of each Portfolio, no person was the beneficial owner of more than 5% of the Portfolio’s shares, as of that date.

AUDITOR FEES

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with the annual audit of the Fund’s financial statements for its fiscal years ended December 31, 2005 and 2004 were $387,503 and $321,983, respectively.

Audit-Related Fees

There were fees of $540 and $453 billed by Deloitte & Touche LLP related to the annual audit of the Fund’s financial statements for its fiscal years ended December 31, 2005 and 2004.

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for the Fund’s fiscal years ended December 31, 2005 and 2004 were $62,298 and $62,455, respectively, which represent fees paid for the review of the Federal, state and local tax returns for the Fund.

All Other Fees

There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for the Fund for its fiscal years ended December 31, 2005 and 2004.

Audit Committee Pre-approval

The Fund’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires the Fund’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Deloitte & Touche LLP billed the Fund’s fees for its fiscal year ended December 31, 2005 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Investment Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment Adviser were $6,581,000 for the recent fiscal year ended November 30, 2005 and $3,826,295 for the fiscal year ended November 30, 2004, respectively. Such services for the 2005 and 2004 fiscal years included: (i) audit-related fees of $5,091,000 and $3,746,491, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled ‘‘Reports on the Processing of Transactions by Service Organizations’’ and (ii) all other fees of $79,800 and $1,490,000, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of the Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Investment Adviser are compatible with maintaining the independence of Deloitte & Touche LLP.

Representatives from Deloitte & Touche LLP are expected to be present at the Meeting. The representatives from Deloitte & Touche LLP will have the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting for a Portfolio, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Portfolio.

SHAREHOLDER PROPOSALS

The Fund does not hold regular annual meetings of Shareholders. As a general matter, the Fund does not intend to hold future regular annual or special meetings of their Shareholders unless required by the Investment Company Act. Any Shareholder who wishes to submit proposals for consideration at a meeting of Shareholders of the Fund should send such proposal to the Fund, c/o Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, New York, New York 10020. To be considered for presentation at a Shareholder meeting, rules promulgated by the SEC require that, among other things, a Shareholder’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

MARY E. MULLIN Secretary

Dated: June 14, 2006

Shareholders of a Portfolio who do not expect to be present at the Meeting for the Portfolio and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card for the Portfolio and return it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

INFORMATION PERTAINING TO THE FUND
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of the Fund, the following persons owned beneficially more than 5% of each Portfolio’s outstanding shares at May 11, 2006.

Portfolio	Shares Outstanding as of the Record Date	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
The Aggressive Equity Portfolio	2,430,783	Class X
		Allstate	2,359,714	95.93%
	2,293,173	Class Y
		Allstate	2,173,616	94.57%
		Allstate NY	124,889	5.43%
The Dividend Growth Portfolio	33,953,028	Class X
		Allstate	32,606,252	94.28%
		Allstate NY	1,877,964	5.43%
	9,004,539	Class Y
		Allstate	8,546,474	94.28%
The Equity Portfolio	15,094,556	Class X
		Allstate	14,690,520	95.53%
	4,239,379	Class Y
		Allstate	4,113,431	96.35%
The European Equity Portfolio	6,465,671	Class X
		Allstate	6,155,574	93.45%
		Allstate NY	387,841	5.89%
	1,898,963	Class Y
		Allstate	1,864,672	97.27%
The Global Advantage Portfolio	1,942,108	Class X
		Allstate	1,817,720	92.41%
		Allstate NY	102,802	5.23%
	1,154,666	Class Y
		Allstate	1,139,864	97.79%
The Global Dividend Growth Portfolio	10,662,847	Class X
		Allstate	10,208,452	94.05%
		Allstate NY	578,347	5.33%
	4,435,455	Class Y
		Allstate	4,358,496	97.29%
The High Yield Portfolio	27,494,772	Class X
		Allstate	26,813,613	96.04%
	28,916,325	Class Y
		Allstate	27,175,912	93.48%
		Allstate NY	1,894,697	6.52%
The Income Builder Portfolio	2,959,660	Class X
		Allstate	2,875,190	95.40%
	3,589,044	Class Y
		Allstate	3,453,647	95.39%

A-1

Portfolio	Shares Outstanding as of the Record Date	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
The Income Plus Portfolio	19,675,355	Class X
		Allstate	18,846,558	93.90%
		Allstate NY	1,217,767	6.07%
	19,995,567	Class Y
		Allstate	19,342,016	96.82%
The Limited Duration Portfolio	4,106,386	Class X
		Allstate	3,967,267	96.24%
	12,960,249	Class Y
		Allstate	12,413,054	95.63%
The Money Market Portfolio	103,171,016	Class X
		Allstate	95,550,954	96.32%
	141,702,835	Class Y
		Allstate	146,739,824	94.73%
The S&P 500 Index Portfolio	7,883,327	Class X
		Allstate	7,599,313	94.60%
		Allstate NY	433,905	5.40%
	14,820,904	Class Y
		Allstate	13,570,391	90.95%
		MetLife & Annuity Company of CO One Cityplace Hartford, CT 06103	903,613	6.06%
The Strategist Portfolio	16,206,858	Class X
		Allstate	15,571,294	94.41%
		Allstate NY	884,554	5.36%
	5,883,781	Class Y
		Allstate	5,728,871	96.67%
The Utilities Portfolio	8,378,916	Class X
		Allstate	7,919,857	93.34%
		Allstate NY	560,094	6.60%
	1,886,331	Class Y
		Allstate	1,842,709	97.03%

*	Shares of the Portfolios are sold to insurance companies for their variable annuity contracts and variable life insurance policies.

**	The address of Allstate Life Insurance Company (‘‘Allstate’’) is 3100 Sanders Road, M2A, Northbrook, IL 60062.

***	The address of Allstate Life Insurance Company of New York (‘‘Allstate NY’’) is 100 Motor Parkway, Suite 132, Hauppauge, NY 11788-5107.

A-2

Schedule A

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
APRIL 22, 2004

1.	MISSION STATEMENT

The Governance Committee (the ‘‘Governance Committee’’) is a committee of the Board of Trustees/Directors (referred to herein as the ‘‘Trustees’’ and collectively as the ‘‘Board’’) of each Fund listed in the attached Exhibit A .. The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2.	COMPOSITION

The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a ‘‘disinterested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds' Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the ‘‘Independent Trustees.’’

3.	MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance

[1]	This Joint Governance Committee has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single board. The terms ‘‘Governance Committee,’’ ‘‘Trustees’’ and ‘‘Board’’ mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Sch A-1

Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4.	AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

5.	GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

a.	Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

ii.	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (‘‘NYSE’’) as applicable to the Fund; and

iii.	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

b.	Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (‘‘SOX’’) and the rules thereunder, the Investment Company Act of 1940, as amended (‘‘the 1940 Act’’), and the NYSE;

Sch A-2

(2)	trustee/director duties and responsibilities;

(3)	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)	trustee/director orientation and continuing education;

ii.	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

iii.	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

c.	Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

6.	EVALUATION OF THE GOVERNANCE COMMITTEE

The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

Sch A-3

PROXY              MORGAN STANLEY VARIABLE INVESTMENT SERIES               PROXY
                        SPECIAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD AUGUST 1, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on this proxy card, all shares of Morgan Stanley Variable Investment Series Portfolio(s) held of record by the undersigned on May 30, 2006 at the Special Meeting of
Shareholders to be held on Tuesday, August 1, 2006 at 1221 Avenue of the
Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE BEEN
PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE RELATED TO, BUT NOT
CONDITIONED ON, THE APPROVAL OF EACH OTHER.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE: 1-866-877-0438
                            [                     ]       [                  ]

                            NOTE: Please sign exactly as name(s) appear(s) on
                            the records of a Fund. Joint owners should each sign
                            personally. Trustees and other representatives
                            should indicate the capacity in which they sign, and
                            where more than one name appears, a majority must
                            sign. If a corporation or another entity, the
                            signature should be that of an authorized officer
                            who should state his or her full title.

                            ----------------------------------------------------
                            Stockholder sign here

                            ----------------------------------------------------
                            Co-owner sign here

                            ----------------------------------------------------
                            Date                                       SDI_16424

MORGAN STANLEY FUNDS                              MORGAN STANLEY FUNDS                          MORGAN STANLEY FUNDS
--------------------                              --------------------                          --------------------
Fundname Drop In 1                                Fundname Drop In 2                            Fundname Drop In 3
Fundname Drop In 4                                Fundname Drop In 5                            Fundname Drop In 6

THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE:

---------------------------------------------------------------------------------------
[ ] To vote FOR all Proposals for all Funds mark this box. No other vote is necessary.
---------------------------------------------------------------------------------------

1. ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

   01. Frank L. Bowman     02. Kathleen A. Dennis     03. James F. Higgins    04. Joseph J. Kearns
   05. Michael F. Klein    06. W. Allen Reed          07. Fergus Reid

                                FOR         WITHHOLD     FOR ALL
                                ALL           ALL        EXCEPT
Fundname Drop In 1              [ ]           [ ]          [ ]          _________________
Fundname Drop In 2              [ ]           [ ]          [ ]          _________________
Fundname Drop In 3              [ ]           [ ]          [ ]          _________________
Fundname Drop In 4              [ ]           [ ]          [ ]          _________________
Fundname Drop In 5              [ ]           [ ]          [ ]          _________________
Fundname Drop In 6              [ ]           [ ]          [ ]          _________________

2.   TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING:
2.A. PLEDGING ASSETS POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                          FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

2.B. MARGIN POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                          FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

2.C. OIL & GAS POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                          FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

2.D. WARRANTS POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]

2.E. TRUSTEE/OFFICER OWNERSHIP POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                          FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

2.F. EXERCISING CONTROL POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                          FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

2.G. COMMON STOCK POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]

2.H. UNSEASONED COMPANIES POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                          FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

2.I. FOREIGN SECURITIES POLICY.

                    FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]

2.J. JOINT SECURITIES ACCOUNT POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                          FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

3.   TO APPROVE THE MODIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING:
3.A. DIVERSIFICATION POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                          FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

3.B. BORROWING POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                          FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

3.C. LOAN POLICY.

                    FOR  AGAINST  ABSTAIN                        FOR    AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

3.D. COMMODITIES POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR    AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

3.E. SENIOR SECURITIES POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                          FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

4.   TO APPROVE THE RECLASSIFICATION OF CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL REGARDING:
4.A. ILLIQUID/RESTRICTED SECURITIES POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                          FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

4.B. PURCHASING OTHER INVESTMENT COMPANIES POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                          FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]

4.C. PUTS/CALLS POLICY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                          FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]      [ ]     Fundname Drop In 2  [ ]    [ ]      [ ]         Fundname Drop In 3 [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]     Fundname Drop In 5  [ ]    [ ]      [ ]         Fundname Drop In 6 [ ]    [ ]      [ ]